UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2016

KCG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54991	38-3898306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard

Jersey City, New Jersey 07310

(Address of principal executive offices)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 28, 2016, Stephen Schuler, a member of the board of directors (the “Board”) of KCG Holdings, Inc. (the “Company”), informed the Company of his resignation from his position as a member of the Board and the Board committees on which he serves, effective upon the election of directors at the Company’s 2016 Annual Meeting of Stockholders, which will be held on May 11, 2016. The decision by Mr. Schuler to resign did not involve any disagreement with the Company, the Company’s management or the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KCG Holdings, Inc.

(Registrant)

Date: April 1, 2016

	By:	/s/ John McCarthy
	Name:	John McCarthy
	Title:	General Counsel